                                                                     EXHIBIT 4.1

                                   CONVERGENT
NUMBER                               GROUP                                SHARES

CG                        CONVERGENT GROUP CORPORATION

             (INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE)

COMMON STOCK                                                  CUSIP 21247V 10 0
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES that:





is the owner of

        FULLY PAID AND NON-ASSESSABLE SHARES OF $.001 PAR VALUE EACH OF
                              THE COMMON STOCK OF

                          CONVERGENT GROUP CORPORATION

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:


     Scott M. Schley         [CORPORATE DELAWARE SEAL]  Glenn E. Montgomery, Jr.

        Assistant Secretary                                         Chairman and
                                                         Chief Executive Officer

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THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE
CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST AND WITHOUT CHARGE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common                        UNIF GIFT MIN ACT- ______ Custodian _________
     TEN ENT  - as tenants by the entireties                                   (Cust)            (Minor)
     JT TEN   - as joint tenants with right of                               under Uniform Gifts to Minors
                survivorship and not as tenants                              Act__________________________
                in common                                                                 (State)

    Additional abbreviations may also be used though not in the above list.


     For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________________


                                  ---------------------------------------------
                                  NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST
                                          CORRESPOND WITH THE NAME AS WRITTEN
                                          UPON THE FACE OF THE CERTIFICATE IN
                                          EVERY PARTICULAR, WITHOUT ALTERATION
                                          OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



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THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.